HARBOR FUND One SeaGate Toledo, Ohio 43666	www.harborfund.com

STATEMENT OF ADDITIONAL INFORMATION—March 1, 2004 (As Revised December 30, 2004)

     Harbor Fund (“Harbor”) is an open-end management investment company (or mutual fund) consisting of six domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; two international equity series: Harbor International Fund and Harbor International Growth Fund; and four fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds”). Additional funds may be created by the Trustees from time to time. Each Fund is managed by one or more subadvisers (each, a “Subadviser”) under the supervision of Harbor Capital Advisors, Inc., the Funds’ investment adviser (the “Adviser”).

     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Harbor Fund dated March 1, 2004, as amended or supplemented from time to time. Additional information about each Fund’s investments is available at www.harborfund.com or in the Funds’ Annual and Semi-Annual reports to shareholders. Investors can get free copies of the Annual and Semi-Annual Reports, the Prospectus and the Statement of Additional Information, request other information and discuss their questions about the Funds by calling 1-800-422-1050, by writing to Harbor Fund at One SeaGate, Toledo, OH 43666 or by visiting our web site at www.harborfund.com. Each Fund’s financial statements which are included in the 2003 Annual Report to shareholders are incorporated by reference into this Statement of Additional Information.

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Additional Information

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES	1
DOMESTIC EQUITY FUNDS	1
Harbor Capital Appreciation Fund	1
Harbor Mid Cap Growth Fund	1
Harbor Small Cap Growth Fund	1
Harbor Large Cap Value Fund	2
Harbor Mid Cap Value Fund	2
Harbor Small Cap Value Fund	2
INTERNATIONAL EQUITY FUNDS	2
Harbor International Fund	2
Harbor International Growth Fund	2
FIXED INCOME FUNDS	3
Harbor High-Yield Bond Fund	5
Harbor Bond Fund	5
Harbor Short Duration Fund	5
Harbor Money Market Fund	6
INVESTMENT POLICIES	7
Common Stocks	7
Preferred Stocks	7
Convertible Securities	7
Restricted and Illiquid Securities	8
Fixed-Income Securities	8
Lower-Rated Debt Securities (High-Yield Bonds)	8
Derivative Instruments	8
Risks Associated With Specific Types of Derivative Debt Securities	9
Variable and Floating Rate Securities	10
U.S. Government Securities	10
Cash Equivalents	10
Mortgage-Backed Securities	11
Guaranteed Mortgage Pass-Through Securities	11
Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations	11
Stripped Mortgage-Backed Securities	12
Risk Factors Associated with Mortgage-Backed Securities	12
Asset-Backed Securities	12
Mortgage Related and Asset-Backed Securities	13
Collateralized Debt Obligations	13
Mortgage “Dollar Roll” Transactions	14
Small to Mid Companies	14
Foreign Securities	14
Emerging Markets	16
ADRs, EDRs, IDRs and GDRs	16
Brady Bonds	16
Sovereign Debt Obligations	16
Borrowing	17
Reverse Repurchase Agreements	17
Lending of Portfolio Securities	17
Short Sales	18

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Additional Information

Forward Commitments and When-Issued Securities	18
Repurchase Agreements	19
Options and Futures Transactions	19
Options on Securities, Securities Indices and Currency	19
Writing Covered Options	19
Purchasing Options	20
Risks Associated with Options Transactions	20
Futures Contracts and Options on Futures Contracts	21
Futures Contracts	21
Hedging and Other Strategies	21
Options on Futures Contracts	22
Other Considerations	22
Foreign Currency Transactions	23
Currency Swaps, Mortgage Swaps and Interest Rate Swaps, Caps, Floors and Collars	25
INVESTMENT RESTRICTIONS	26
SHAREHOLDER AND ACCOUNT POLICIES	28
Checkwriting for Harbor Money Market Fund	28
Redemptions in-Kind	28
TRUSTEES AND OFFICERS	28
Material Relationships of the Disinterested Trustees	31
THE ADVISER, SUBADVISERS, DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT	33
The Adviser	33
Factors considered by the Independent Trustees in Approving the Investment Advisory Agreements	33
The Subadvisers	36
Other Information	38
Distributor and Shareholder Servicing Agent	38
Distribution Plans	38
Code of Ethics	40
PROXY VOTING	40
PORTFOLIO TRANSACTIONS	42
NET ASSET VALUE	44
TAX INFORMATION	45
ORGANIZATION AND CAPITALIZATION	49
General	49
Shareholder and Trustee Liability	50
CUSTODIAN	57
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS	57
APPENDIX A	58
Description of Securities Ratings	58
Description of Commercial Paper Ratings	59

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES
DOMESTIC EQUITY FUNDS
INTERNATIONAL EQUITY FUNDS
FIXED INCOME FUNDS
INVESTMENT POLICIES
INVESTMENT RESTRICTIONS
SHAREHOLDER AND ACCOUNT POLICIES
TRUSTEES AND OFFICERS
THE ADVISER, SUBADVISERS, DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT
PROXY VOTING
PORTFOLIO TRANSACTIONS
NET ASSET VALUE
TAX INFORMATION
ORGANIZATION AND CAPITALIZATION
CUSTODIAN
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
APPENDIX A

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

    General. Each Fund has a different investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of the Funds’ investment policies contained in the Prospectus.

DOMESTIC EQUITY FUNDS

Harbor Capital Appreciation Fund

    Additional Investment Information. The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in securities lending and short sales. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market, or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other securities representing ownership of securities of foreign issuers.

Harbor Mid Cap Growth Fund

    Additional Investment Information. If the Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in mid cap equity securities, the Fund need not sell non-qualifying securities that appreciated in value to get back to 80%, however, future investments must be made in a manner to get back in compliance with the 80% requirement. The Fund’s policy of investing in mid cap companies presents greater opportunities for growth, but also involves more risk than investments in larger, more established companies. The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, lend securities, engage in short sales of up to 25% of its total assets. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other securities representing ownership of securities of foreign issuers.

Harbor Small Cap Growth Fund

    The Board of Trustees of Harbor Fund decided to close Harbor Small Cap Growth Fund to new investors effective 4:00 p.m. (EDT) Friday, July 18, 2003. The Fund will continue to sell shares to existing shareholders and permit exchanges from other Harbor funds as long as the exchanging shareholder has an existing Harbor Small Cap Growth Fund account.

   Shares of Harbor Small Cap Growth Fund will also continue to be sold to:

(A)	Beneficiaries of pension or profit sharing plans, pension funds or other benefits plans which plans were record shareholders as of July 18, 2003; and

(B)	Certain institutional investors who have expressed an interest in investing in the Fund prior to closing, if approved by an officer of the Fund.

   In category (B), the minimum investment is $1,000,000.

   The Trustees of Harbor Small Cap Growth Fund reserve the right to open the Fund to all new investors at any time, but have no present plans to do so.

   Additional Investment Information. On November 1, 2002, the Fund changed its name from “Harbor Growth Fund” to “Harbor Small Cap Growth Fund”.

   If the Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in small cap equity securities, the Fund need not sell non-qualifying securities that appreciated in value to get back to 80%, however, future investments must be made in a manner to get back in compliance with the 80% requirement. The Fund’s policy of investing in small companies presents greater opportunities for growth, but also involves more risk than investments in larger, more established companies. The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, lend securities and engage in short sales of up to 25% of its total assets. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other securities representing ownership of securities of foreign issuers.

Harbor Large Cap Value Fund

    Additional Investment Information. On September 20, 2001, the Fund changed its name from “Harbor Value Fund” to “Harbor Large Cap Value Fund”.

   If the Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in large cap equity securities, the Fund need not sell non-qualifying securities that appreciated in value to get back to 80%, however, future investments must be made in a manner to get back in compliance with the 80% requirement. The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in securities lending and short sales. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other securities representing ownership of securities of foreign issuers.

Harbor Mid Cap Value Fund

    Additional Investment Information. If the Fund does not meet its requirement of investing 80% of its net assets, plus borrowings, in mid cap equity securities, the Fund need not sell non-qualifying securities that appreciated in value to get back to 80%, however, future investments must be made in a manner to get back in compliance with the 80% requirement. The Fund’s policy of investing in mid cap companies presents greater opportunities for growth, but also involves more risk than investments in larger, more established companies. The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, lend securities and engage in short sales of up to 25% of its total assets. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other securities representing ownership of securities of foreign issuers.

Harbor Small Cap Value Fund

    Additional Investment Information. If the Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in small cap equity securities, the Fund need not sell non-qualifying securities that appreciated in value to get back to 80%, however, future investments must be made in a manner to get back in compliance with the 80% requirement. The Fund’s policy of investing in small companies presents greater opportunities for growth, but also involves more risk than investments in larger, more established companies. The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, lend securities and engage in short sales of up to 25% of its total assets. The Fund may also invest in foreign securities in the form of ADRs, EDRs, GDRs, IDRs and other securities representing ownership of securities of foreign issuers.

INTERNATIONAL EQUITY FUNDS

Harbor International Fund

    Additional Investment Information. The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contracts. The Fund’s currency management techniques associated with investments in foreign securities involve more risk than if the Fund were invested in dollar-denominated securities of U.S. issuers.

   The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and may lend securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

Harbor International Growth Fund

    Additional Investment Information. Current income, if any, is a subordinate consideration. The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contract. The Fund’s currency management techniques associated with investments in foreign securities involve more risk than if the Fund were invested in dollar-denominated securities of U.S. issuers.

   The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and may lend securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

FIXED INCOME FUNDS

    Duration. Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the tools used in security selection for each Fund. Although duration may be one of the tools used in security selection, the Harbor High-Yield Bond Fund does not focus on securities with a particular duration.

   Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed-income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

   Generally speaking, if interest rates move up by 100 basis points, a fixed-income security with a five-year duration will decline by five points. If the fixed-income security’s duration was three years, it would decline by three points; two years — two points; and so on. To the extent each Fund is invested in fixed-income securities, the value of the Funds’ portfolio will decrease in a similar manner given the conditions illustrated above.

   Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

   Below Investment Grade Fixed Income Securities. Harbor High-Yield Bond Fund invests primarily in below investment grade securities. Harbor Bond Fund may invest up to 15% of its assets in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as “high-yield” securities or “junk bonds”, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and less secondary market liquidity.

   The amount of high-yield, fixed income securities proliferated in the 1980s and 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

   The market values of high-yield, fixed-income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the funds’ fundamental analysis, may depress the prices for such securities.

   Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

   Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund’s net asset value.

   The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

   The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse affect on the fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less that the prices used in calculating a fund’s net asset value. A less liquid secondary market may also make it more difficult for a fund to obtain precise valuations of the high-yield securities in its portfolio.

   Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

   Below investment grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.

   Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however evaluate the market value risk of below investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicator of investment quality.

Investments in below investment grade and comparable unrated obligations will be more dependent on the subadviser’s credit analysis than would be the case with investments in investment grade debt obligations. The subadvisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The subadvisers continually monitor the investments in each fund’s portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

   There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Harbor High-Yield Bond Fund

    Additional Investment Information. Harbor High-Yield Bond Fund invests primarily in below investment grade securities. If the Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in below investment grade bonds, the Fund need not sell non-qualifying securities that appreciate in value to get back to 80%, however, future investments must be made in a manner to get back in compliance with the 80% requirement. While duration may be one of the tools used in security selection, the Fund does not focus on securities with a particular duration.

Harbor Bond Fund

    Additional Investment Information. If the Harbor Bond Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in bonds, the Fund need not sell non-qualifying securities that appreciate in value to get back to 80%, however, future investments must be made in a manner to get back in compliance with the 80% requirement. The Fund may invest up to 15% of its assets in below investment grade securities, domestic and foreign, rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”). The Fund may also enter into repurchase agreements, purchase and sell securities on a when-issued or forward commitment basis, including TBA (“to be announced”) purchase and sale commitments, engage in securities lending and short selling and enter into reverse repurchase agreements.

   Except in unusual and temporary circumstances, the duration of Harbor Bond Fund’s portfolio will vary plus or minus 1.5 years relative to the Fund’s benchmark. The subadviser bases its analysis of the average duration of the bond market on bond market indices which it believes to be representative, and other factors. The Fund may use various techniques to shorten or lengthen the duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, swaps combined with options, options on futures and mortgage and interest rate swaps and interest rate floors and caps.

   Harbor Bond Fund may employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund’s portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include the use of derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps and options on such swaps and interest rate floors and caps and, at times, combinations of these techniques. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the subadviser anticipates that a foreign currency will appreciate or depreciate in value, even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund’s portfolio.

Harbor Short Duration Fund

    Additional Investment Information. If the Harbor Short Duration Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in fixed income securities, the Fund need not sell non-qualifying securities that appreciate in value to get back to 80%, however, future investments must be made in a manner to get back in compliance with the 80% requirement. The Fund may enter into repurchase agreements, purchase and sell securities on a when-issued or forward commitment basis, including TBA (“to be announced”) purchase and sale commitments, engage in securities lending and short selling and enter into reverse repurchase agreements.

   Harbor Short Duration Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, options on futures and mortgage and interest rate swaps and interest rate floors and caps. Subject to the policy for maintaining a dollar-weighted average portfolio duration not exceeding three years, the Fund may invest in individual obligations of any duration.

   The assets of Harbor Short Duration Fund are actively managed and are bought and sold in response to changes in value resulting from new information affecting the supply of and demand for securities in the Fund’s portfolio. Active management of the Fund entails frequent decisions concerning the changing relative attractiveness of various investments. The Fund may employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund’s portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps, swaps combined with options, interest rate floors and caps and, at times, combinations of these techniques. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when the subadviser anticipates that a foreign currency will appreciate or depreciate in value. The Fund may enter into these transactions even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund’s portfolio.

Harbor Money Market Fund

    Additional Investment Information. The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks and major foreign banks, such as negotiable certificates of deposit (Eurodollars). An investment in the debt obligations of foreign issuers involves investment risks that are different from an investment in a fund which invests only in debt obligations of U.S. issuers.

   The extent of deviation between the Fund’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds  1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate. Such action may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder’s pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder’s accrued dividend account or from future dividends.

   Under normal market conditions, at least 80% of the Fund’s net assets are invested in:

   (A) short-term (maturing in thirteen months or less) U.S. Government securities;

   (B) treasury receipts; treasury investment growth receipts (“TIGR’s”); certificates of accrual on treasury receipts (“CATS”); and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury traded under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”);

   (C) U.S. dollar-denominated obligations issued by major U.S. and foreign banks (including certificates of deposit and bankers’ acceptances) that meet the $100 million standard set forth under “Cash Equivalents” and other obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks and major foreign banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes, provided they are (i) rated in the highest rating category of at least two nationally recognized statistical rating organizations (“NRSROs”) or, if only rated by one NRSRO, that NRSRO, or (ii) issued or guaranteed by a company which at the date of investment has outstanding a comparable debt issue rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

   (D) commercial paper (including variable and floating rate commercial paper with interest rates which adjust in accordance with changes in interest rate indices) which is rated in the highest rating category of at least two NRSROs or, if not rated, is issued by a company having outstanding comparable debt rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

   (E) short-term (maturing in thirteen months or less) corporate obligations which are rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;

   (F) repurchase agreements; and

   (G) asset-backed securities (including, but not limited to, interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables) which are determined to be of high quality by the Fund’s Subadviser, pursuant to criteria approved by the Board of Trustees.

   The Fund may invest up to 20% of the value of its net assets in debt instruments not specifically described in (A) through (G) above, including unrated instruments, provided that such instruments are deemed by Harbor Fund’s Trustees to be of comparable high quality and liquidity and that they meet the Fund’s maturity requirements.

   The Fund may invest more than 25% of the value of its total assets in the securities of domestic banks and bank holding companies, including certificates of deposit and bankers’ acceptances. The Fund, however, may not invest more than 5% of its total assets (taken at amortized cost) in securities issued by or subject to puts from any one issuer (except U.S. Government securities and repurchase agreements collateralized by such securities), except that a single investment may exceed such limit if such security (i) is rated in the highest rating category by the requisite number of NRSROs or, if unrated, is determined to be of comparable quality and (ii) is held for not more than three business days. In addition, the Fund may not invest more than 5% of its total assets (taken at amortized cost) in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to no more than 1% of such total assets or $1 million, whichever is greater.

INVESTMENT POLICIES

    Common Stocks. Each equity Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stocks. Each equity Fund may invest in preferred stocks. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

   Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s declines. They generally pay less income than non- convertible bonds.

   Restricted and Illiquid Securities. Each Fund (except Harbor Money Market Fund which will not invest more than 10%) will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

   Each Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the 1933 Act prior to distribution to the general public) including restricted securities eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for a Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. A restricted security may be liquid or illiquid depending on whether it satisfies relevant liquidity requirements.

   The Board of Trustees has delegated to the Adviser and Subadvisers the daily function of determining and monitoring liquidity of restricted securities in accordance with procedures adopted by the Board. The Board retains sufficient oversight of the process and remains ultimately responsible for the determinations.

   Fixed-Income Securities. Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for a Fund.

   Lower-rated debt securities (High-yield bonds). Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s net asset value, to the extent it holds such bonds. Furthermore, the market prices of high yield bonds structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

   Derivative Instruments. In accordance with its investment policies, each Fund (except Harbor Money Market Fund) may invest in certain derivative instruments which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager’s expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio manager’s expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

   Derivative securities include collateralized mortgage obligations, stripped mortgage-backed securities, asset-backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps (described below). The principal risks associated with derivative instruments are:

   Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that the risk of leverage is not an appropriate risk for a money market fund.

   Credit risk: The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

   Each derivative instrument purchased for a Fund’s portfolio is reviewed and analyzed by the Fund’s portfolio manager to assess the risk and reward of each such instrument in relation to the Fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the Fund and its shareholders.

   Risks Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

   The risk of early prepayments is the primary risk associated with interest-only debt securities (“IOs”), leveraged floating rate securities whose yield changes in the same direction as, rather than inversely to, a referenced interest rate (“superfloaters”), other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.

   The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities (“inverse floaters”), principal-only debt securities (“POs”), certain residual or support trenches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

   Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support trenches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

   Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

   Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

   U.S. Government Securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as treasury bills, notes and bonds and Government National Mortgage Association (“Ginnie Mae”) certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”) are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described above in the future, since it is not obligated to do so by law, other than as set forth above. Specifically, securities issued by U.S. government sponsored entities such as Fannie Mae, Freddie Mac, FHLBs and SLMAs are neither issued nor guaranteed by the U.S. government. Securities issued or guaranteed as to principal and interest by the U.S. government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities‘ (“CATS”). A Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. treasury at the request of depository financial institutions, which then trade the component parts independently.

   Cash Equivalents. Each Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). Each Fund may also invest in obligations of domestic and/or foreign banks which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Each Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the FDIC. Each Fund (except Harbor Money Market Fund) may also invest in commercial paper which at the date of investment is rated at least A-1 by S&P or P-1 by Moody’s or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody’s; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody’s (rated A in the case of Harbor Short Duration Fund), and other debt instruments, including unrated instruments, deemed by the Subadviser to be of comparable high quality and liquidity.

   Each Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

   Mortgage-Backed Securities. Harbor Bond Fund and Harbor Short Duration Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities (“SMBS”), and other types of “Mortgage-Backed Securities” that may be available in the future. Harbor Money Market Fund may invest in mortgage-backed securities that meet the quality, liquidity and maturity standards applicable to money market funds and that do not contain embedded leverage. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

   The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

   Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

   Mortgage-related securities without insurance or guarantees may be purchased if the Subadviser determines that the securities meet a Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

   Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

   Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

   Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Funds’ limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission (“SEC”) considers privately issued SMBS to be illiquid.

   Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Funds do not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

   Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

   Asset-Backed Securities. Harbor Bond Fund and Harbor Short Duration Fund may invest in securities that represent individual interests in pools of consumer loans and trade receivables similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, a Fund may experience losses or delays in receiving payment.

   Other types of mortgage-backed and asset-backed securities may be developed in the future, and a Fund may invest in them if the relevant Subadviser determines they are consistent with the Fund’s investment objectives and policies.

   Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interest in the related collateral. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

   In a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

   Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

   Mortgage Related and Asset-Backed Securities. Harbor Bond Fund and Harbor Short Duration Fund may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations (currently Ginnie Mae, FHLMC, Fannie Mae and Resolution Trust Corp.) or (ii) rated in one of the top three categories by an NRSRO or, if not rated, of equivalent investment quality as determined by the Subadvisers. The Subadvisers will monitor continuously the ratings of securities held by the Funds that they manage and the creditworthiness of their issuers.

   Harbor Money Market Fund may invest in asset-backed securities if the securities meet the maturity and credit characteristics applicable to money market funds.

   Collateralized Debt Obligations. Harbor Bond Fund and Harbor Short Duration Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

   For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

   The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

   Mortgage “Dollar Roll” Transactions. Harbor Bond Fund and Harbor Short Duration Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund’s borrowings and other senior securities. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. A Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

   Small to Mid Companies. Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund invest in securities of small to mid sized companies. Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

   Foreign Securities. Each Fund is permitted to invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). Harbor High-Yield Bond Fund and Harbor Money Market Fund may purchase only U.S. dollar-denominated foreign securities. A company is located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

   Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though they are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.

   Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

   In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

   Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

   The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest to permit the Funds’ assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act which governs the establishment of foreign subcustodial arrangements for mutual funds. The Funds’ subcustodial arrangements may be subject to certain risks including: (i) the inability of the Funds to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Funds’ ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Funds’ assets; and (iv) difficulties in converting the Funds’ cash and cash equivalents to U.S. dollars. The Adviser and the respective Subadvisers have evaluated the political risk associated with an investment in a particular country.

   Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

   Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries or in any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities which may currently exist. This is particularly true of emerging markets.

   Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.

   Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments, or limit the amount of foreign investment in a particular company, or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.

   Emerging Markets. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.

   Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

   ADRs, EDRs, IDRs and GDRs. American Depositary Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts (EDRs) and International Depositary Receipts (IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

   Brady Bonds. Harbor Bond Fund may invest in Brady Bonds which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

   Sovereign Debt Obligations. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

   A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

   Borrowing. Each Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. Harbor Short Duration Fund may borrow from banks and broker-dealers and engage in reverse repurchase agreements for purposes of investing the borrowed funds. The Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The percentage of Harbor Short Duration Fund’s total assets that may be leveraged because of reverse repurchase agreements will vary during the fiscal year depending on the portfolio management strategies of the Subadviser. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

   Reverse Repurchase Agreements. Harbor High-Yield Bond Fund and Harbor Bond Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. Harbor Short Duration Fund enters into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. Each Fund will set aside in its records or maintain a segregated account, which is marked-to-market daily, consisting of cash or liquid assets to cover its obligations under reverse repurchase agreements.

   While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.

   Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may only be made to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33 1/3% of the value of the total assets of the Fund.

   Short Sales. Each Fund (other than Harbor International Fund, and Harbor International Growth Fund) may engage in short sales “against the box,” as well as short sales for hedging purposes. When a Fund engages in a short sale other than “against the box,” it will place cash or liquid securities in a segregated account with the custodian or set aside in the Fund’s records and mark them to market daily in accordance with applicable regulatory requirements. Except for short sales against the box, a Fund is limited in the amount of the Fund’s net assets that may be committed to short sales and the securities in which short sales are made must be listed on a national securities exchange. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Short sales other than “against the box” may involve an unlimited exposure to loss.

   Forward Commitments and When-Issued Securities. Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

   When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

   A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

   When a Fund purchases securities on a when-issued or forward commitment basis, the Funds will maintain in a segregated account with the Funds’ custodian or set aside in the Funds’ records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account or the Fund will set aside the portfolio securities while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

   Repurchase Agreements. Each Fund may enter into repurchase agreements with any bank that satisfies the standards set forth under “Cash Equivalents” or with any member firm of the National Association of Securities Dealers, Inc., or any affiliate of a member firm, which is a primary dealer in U.S. government securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be collateralized in a segregated account with the Funds’ Custodian or set aside in the Funds’ records for the duration of the agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

   Options and Futures Transactions. Each Fund (other than Harbor Money Market Fund) may buy and sell options contracts, financial futures contracts and options on futures contracts. Each Fund (other than Harbor Money Market Fund) may purchase and sell options and futures based on securities, indices, or currencies (not permitted for Harbor Large Cap Value Fund or Harbor High-Yield Bond Fund), including options and futures traded on foreign exchanges and options not traded on any exchange. Harbor Bond Fund and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Options and futures contracts are bought and sold to manage a Fund’s exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund’s investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

   Options and futures can be volatile investments and involve certain risks. If the Subadviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Fund’s return. A Fund can also experience losses if the prices of its options and futures positions are poorly correlated with those of its other investments, or if it cannot close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce income, gains or losses.

   A Fund will not engage in a transaction in futures or options on futures for nonhedging purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish nonhedging positions in futures contracts and options on futures would exceed 5% of the Fund’s net assets. The loss incurred by a Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Funds’ transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

   Options on Securities, Securities Indices and Currency. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Money Market Fund is not authorized to engage in any options transactions. The aggregate value of premiums paid by a Fund for all options transactions may not exceed 20% of that Fund’s net assets. Otherwise, a Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

   Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

   All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund’s custodian or set aside in the Fund’s records with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account or by setting them aside in the Fund’s records. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

   A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

   Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

   The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

   The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund’s portfolio securities.

   Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

   Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

   The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

   Futures Contracts and Options on Futures Contracts. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Harbor Money Market Fund is not authorized to enter into futures contracts or engage in options transactions with respect to futures contracts. Otherwise, to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

   The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

   Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

   Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

   Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

   A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

   If, in the opinion of the relevant Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

   When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

   On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

   Options on Futures Contracts. Except as noted above, under the caption “Futures Contracts and Options on Futures Contracts,” each Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

   The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

   The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

   Other Considerations. A Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

   To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company.

   Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to maintain with the custodian in a segregated account or to set aside in the Fund’s records cash or liquid securities in an amount equal to the underlying value of such contracts and options.

   While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

   Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. The only futures contracts available to hedge the Funds’ portfolios are various futures on U.S. government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

   Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

   Foreign Currency Transactions. Each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may purchase securities denominated in foreign currencies. The value of investments in these securities and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect a Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates and Harbor Bond Fund and

Harbor Short Duration Fund may also enter forward foreign currency exchange contracts for non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

   A Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   When a Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

   Harbor Bond Fund and Harbor Short Duration Fund may also engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadviser determines that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. Each of Harbor Bond Fund and Harbor Short Duration Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.

   When a Fund enters into foreign currency exchange contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

   A Fund will only enter transactions in forward contracts when deemed appropriate by its Subadviser. The Funds generally will not enter into a forward contract with a term of greater than one year. Each Fund may experience delays in the settlement of its foreign currency transactions.

   A Fund will place cash which is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract) in a separate account or will set aside that cash in the Fund’s records. The amounts in such separate account or set aside will equal the value of the Fund’s total assets which are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place in the account or will set aside additional cash or securities on a daily basis so that the value of the account or amount set aside will equal the amount of the Fund’s commitments with respect to such contracts.

   Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund’s foreign assets.

   While a Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain which might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

   An issuer of fixed-income securities purchased by Harbor Bond Fund or Harbor Short Duration Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency “baskets.”

   A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

   Currency Swaps, Mortgage Swaps and Interest Rate Swaps, Caps, Floors and Collars. Harbor Bond Fund and Harbor Short Duration Fund may enter into currency swaps for hedging purposes and may also enter into mortgage and interest rate swaps and interest rate caps and floors for hedging purposes or to seek to increase total return. For purposes of applying the Fund’s investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

   These Funds may from time to time combine swaps with options. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

   These Funds will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.

   Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar are held in a segregated account consisting of or are set aside in the Fund’s records in the form of cash or liquid assets, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restriction.

   Harbor Bond Fund and Harbor Short Duration Fund will not enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody’s or, if unrated by such rating organizations, determined to be of comparable quality by the Subadviser.

INVESTMENT RESTRICTIONS

    The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund.) Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.

   Harbor may not, on behalf of any Fund:

   (1) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

   (2) borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as financings;

   (3) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

   (4) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). Harbor Money Market Fund may invest more than 25% of its total assets in the securities of domestic banks and bank holding companies, including certificates of deposit and bankers’ acceptances;

   (5) issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Fund may issue shares of beneficial interest in multiple series or classes;

   (6) purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

   (7) generally may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts which are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction;

   (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund’s investment objectives and policies may be deemed to be loans; and

   (9) notwithstanding the investment policies and restrictions of a Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

   In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, a Fund may not:

(a) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

(b) make short sales of securities, except as permitted under the Investment Company Act;

(c) purchase or sell any put or call options or any combination thereof, except that a Fund may (i) purchase and sell or write options on any futures contracts into which it may enter, (ii) purchase put and call options on securities, on securities indexes and on currencies, (iii) write covered put and call options on securities, securities indices and on currencies, and (iv) engage in closing purchase transactions with respect to any put or call option purchased or written by a Fund, provided that the aggregate value of premiums paid by the Fund for all of such options shall not exceed 20% of that Fund’s net assets;

(d) acquire put and call options with a market value exceeding 5% of the value of a Fund’s total assets;

(e) invest more than 15% (10% in the case of Harbor Money Market Fund) of the Fund’s net assets in illiquid investments;

(f) invest in other companies for the purpose of exercising control or management;

(g) for purposes of fundamental investment restriction no. 4, telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.

SHAREHOLDER AND ACCOUNT POLICIES

Checkwriting for Harbor Money Market Fund

    Harbor Fund offers a Checkwriting Privilege for shareholders in the Money Market Fund only. Money market checks are not available on IRA accounts. The check is presented to State Street Bank and Trust Company (the “Bank”) for payment through normal banking channels. These checks may be used in the same manner as any other checks payable through the Bank except that they may not be certified and are payable upon review.

   There is no charge to you for redemptions by use of checks. If you elect this option, you are subject to the procedures, rules and regulations established by the Bank with respect to clearance and collection of checks. The Bank will not honor checks which are in amounts exceeding the available value of your account at the time the check is presented for payment and will not honor checks drawn against uncollected funds. Since interest in the Harbor Money Market Fund is accrued and declared as dividends daily, but dividends are paid monthly, the total value of the Fund may not be determined in advance. Therefore, you cannot close your account by check. This service may be terminated at any time by Harbor Fund or the Bank upon notice to you. Your cancelled checks will be returned monthly by the Bank.

Redemptions in-Kind

    Harbor Fund agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Harbor Fund reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming Fund, either total or partial, by a redemption in kind of securities (instead of cash) from the applicable Fund. The securities redeemed in kind would be valued for this purpose by the same method as is used to calculate the Fund’s net asset value per share. If you receive a redemption in kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

TRUSTEES AND OFFICERS

    The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and officers of Harbor is set forth below.

			Number of
	Term of		Portfolios in
Name (Age)	Office and		Fund complex	Other Directorships
Position(s) with Fund	Length of	Principal Occupation(s)	Overseen by	of Public Companies
Address	Time Served[1]	During Past Five Years[2]	Trustee	Held by Trustee

DISINTERESTED TRUSTEES

Howard P. Colhoun (69) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1996); Director, Storage U.S.A. (1995- 2003); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	12	N/A
John P. Gould (65) Trustee 332 S. Michigan Avenue 13th Floor Chicago, IL 60604	Since 1994	Director of Unext.com (1999-Present); President, Cardean University (1999-2001); Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); and Principal and Executive Vice President of Lexecon Inc. (1994-2004); and Trustee and Chairman, Pegasus Funds (1996-1999).	12	Trustee of Dimensional Fund Advisors, Inc., a mutual fund company (1986-Present).
Rodger F. Smith (63) Trustee Office Park Eight Greenwich, CT 06830	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1975-Present); and Director of Arlington Capital Management (CI) Limited (1992-Present).	12	N/A

Number of
	Term of		Portfolios in
Name (Age)	Office and		Fund complex	Other Directorships
Position(s) with Fund	Length of	Principal Occupation(s)	Overseen by	of Public Companies
Address	Time Served[1]	During Past Five Years[2]	Trustee	Held by Trustee

INTERESTED TRUSTEE

David G. Van Hooser (58)* Chairman and Trustee President One SeaGate Toledo, OH 43666	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; President (2003-Present) and Director (2000-Present), HCA Securities, Inc.; Director, Harbor Transfer, Inc. (2000-Present); and Senior Vice President and Chief Financial Officer, Owens-Illinois, Inc. (1998-2001).	12	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Charles F. McCain (35) Chief Compliance Officer One SeaGate Toledo, OH 43666	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (1996-2004).	N/A	N/A
Constance L. Souders (54) Vice President Treasurer One SeaGate Toledo, OH 43666	Since 1992	Executive Vice President, (2003-Present), Director of Administration (1997-Present), Director and Secretary (1988-Present), Senior Vice President (1991-2002), Treasurer (1988- 2000), Harbor Capital Advisors, Inc.; President (2000-Present), Director (1991-Present) and Vice President, Secretary, and Treasurer (1992- 2000), Harbor Transfer, Inc.; and Executive Vice President (2003-Present), Treasurer (2004- Present), President (2002-2003), Vice President (2000-2002), and Secretary (2000-2004) and Director (1989-Present), HCA Securities, Inc.	N/A	N/A
Karen B. Wasil (52) Secretary One SeaGate Toledo, OH 43666	Since 1994	Assistant Secretary (1997-Present), Director (1999-2000) and Regulatory and Legal Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.; Secretary (2000-Present) and Director (1999-2000), Harbor Transfer, Inc.; and Secretary (2004-Present) and Director (1999-2000), HCA Securities, Inc.	N/A	N/A

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
[2]	On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named “Harbor Capital Advisors, Inc.” That wholly owned subsidiary of Robeco Groep N.V. assumed the name “Harbor Capital Advisors, Inc.” as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name “Harbor Transfer, Inc.” On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name “HCA Securities, Inc.” Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Advisor and Distributor of Harbor Fund.

   Messrs. Colhoun, Gould and Smith serve on the audit committee and the nominating committee. The functions of the audit committee include recommending independent auditors to the Trustees, monitoring the independent auditors’ performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The nominating committee is responsible for the selection and nomination of candidates to serve as Disinterested Trustees. The nominating committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing within a reasonable time before any meeting. The valuation committee is comprised of David G. Van Hooser, Constance L. Souders and Karen B. Wasil. The functions of the valuation committee include evaluating the liquidity of certain portfolio securities and determining the fair value of portfolio securities when necessary.

   During the most recently completed fiscal year for Harbor Fund, the Board of Trustees held seven meetings, the valuation committee held five meetings, the audit committee held four meetings and the nominating committee did not hold a meeting. All of the current Trustees and committee members then serving attended 100% of the meetings of the Board of Trustees and applicable committees, if any, held during the Harbor Fund’s most recently completed fiscal year. The Board of Trustees does not have a compensation committee.

Trustee Compensation Table
As of October 31, 2003

		Pension or
		Retirement	Total
	Aggregate	Benefits Accrued	Compensation
	Compensation	as Part of Fund	from Registrant
Name of Person, Position	From Registrant	Expenses	Paid to Trustees

David G. Van Hooser, Chairman, President and Trustee	-0-	-0-	-0-
Howard P. Colhoun, Trustee	$70,000	-0-	$70,000
John P. Gould, Trustee	$70,000	-0-	$70,000
Rodger F. Smith, Trustee	$70,000	-0-	$70,000

   As of February 2, 2004, the Trustees and Officers of Harbor Fund as a group owned more than 1% of the outstanding shares of beneficial interest of Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund and Harbor Large Cap Value Fund and less than 1% of the outstanding shares of beneficial interest of each of the other Funds. The equity securities beneficially owned by the Trustees as of February 2, 2004 are as follows:

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen by
Name of Trustee	Dollar Range of Equity Securities in Harbor Fund	Trustee in Harbor Fund Family

Disinterested Trustees

Howard P. Colhoun	Harbor Capital Appreciation Fund	over $100,000
	Harbor Mid Cap Growth Fund	$50,001-$100,000
	Harbor Small Cap Growth Fund	over $100,000
	Harbor Large Cap Value Fund	over $100,000
	Harbor Small Cap Value Fund	$50,001-$100,000
	Harbor International Fund	over $100,000

John P. Gould	Harbor Capital Appreciation Fund	$50,001-$100,000
	Harbor Small Cap Growth Fund	$1-$10,000
	Harbor Large Cap Value Fund	$10,001-$50,000

Rodger F. Smith	Harbor Capital Appreciation Fund	over $100,000
	Harbor Mid Cap Growth Fund	over $100,000
	Harbor Small Cap Growth Fund	over $100,000
	Harbor Mid Cap Value Fund	over $100,000
	Harbor Large Cap Value Fund	over $100,000
	Harbor Small Cap Value Fund	over $100,000
	Harbor International Fund	over $100,000
	Harbor International Growth Fund	over $100,000

Interested Trustee

David G. Van Hooser	Harbor Capital Appreciation Fund	over $100,000
	Harbor Mid Cap Growth Fund	over $100,000
	Harbor Small Cap Growth Fund	over $100,000
	Harbor Large Cap Value Fund	over $100,000
	Harbor Mid Cap Value Fund	over $100,000
	Harbor Small Cap Value Fund	over $100,000
	Harbor International Fund	over $100,000
	Harbor International Growth Fund	over $100,000

   Material Relationships of the Disinterested Trustees. For purposes of the discussion below, the italicized terms have the following meanings:

•	the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.

•	an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, the Robeco Groep, N.V. (“Robeco”) is an entity that is in a control relationship with Harbor Capital Advisors, Inc. (the “Adviser”).

•	a related fund is an registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which HCA Securities, Inc. (“HCA”) or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Fund include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates.

   As of December 31, 2003, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Adviser, Robeco or any other entity in a control relationship to the Adviser or HCA. During the calendar years 2002 and 2003, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Adviser, Robeco, or any other entity in a control relationship to the Adviser or HCA. During the calendar years 2002 and 2003, none of the Disinterested Trustees, nor any member of their immediate family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a “fund related party”);

•	a Harbor Fund;

•	an officer of Harbor Fund;

•	a related fund;

•	an officer of any related fund;

•	the Adviser;

•	HCA;

•	an officer of the Adviser or HCA;

•	any affiliate of the Adviser or HCA; or

•	an officer of any such affiliate.

   During the calendar years 2002 and 2003, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment bonding services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting service, except for the following: Rodger F. Smith, a Disinterested Trustee, is a Managing Director of Greenwich Associates, a firm that provides research based consulting services to firms in the financial services industry. These research based consulting services consist of industry reports which are available by subscription or individual purchase. They may also include the interpretation of the industry data contained in the reports for particular firms. During the calendar years 2002 and 2003, Greenwich Associates provided research based consulting services for compensation to:

   (a) Robeco Asset Management, a European unit of Robeco, the parent company of the Adviser, for approximately $100,000 (2003);

   (b) Entities in a control relationship with Marsico Capital Management LLC (“Marsico”), subadviser to the Harbor International Growth Fund, of approximately $4.5 million and $2.3 million, respectively. (Marsico did not become a subadviser to Harbor Fund until 2004.) No services were provided directly to Marsico;

   (c) Pacific Investment Management Company (“PIMCO”), subadviser to Harbor Bond Fund, for approximately, $150,000 each year, and entities in a control relationship with PIMCO for approximately $60,000 and $50,000, respectively; and

   (d) Entities in a control relationship with Jennison for approximately $135,000 and $315,000, respectively.

   The services identified above were not related to the Adviser or Harbor Fund. Mr. Smith was not personally involved in any of the services delivered to any of the above entities except PIMCO. As a Managing Director of Greenwich Associates, however, Mr. Smith may be considered to benefit indirectly from these relationships of his firm through his interest in the profits of his firm.

   During the calendar years 2002 and 2003, none of the Disinterested Trustees, nor any member of their immediate family members, serve as a member of a board of directors on which an officer of any of the following entities also serves as a director:

•	the Adviser;

•	HCA;

•	Robeco; or

•	Any other entity in a control relationship with the Adviser or HCA;

   During the calendar years 2002 and 2003, no immediate family member of any of the Disinterested Trustees, had any position, including as an officer, employee or director, with any Harbor Fund. During the calendar years 2002 and 2003, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:

•	any related fund;

•	the Adviser

•	HCA;

•	any affiliated person of Harbor Fund;

•	Robeco; or

•	any other entity in a control relationship to Harbor Fund.

THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
SHAREHOLDER SERVICING AGENT

   The Adviser. Harbor Capital Advisors, Inc., a Delaware corporation, is the investment adviser (the “Adviser”) for each Fund. The Adviser is responsible for managing each Fund’s assets or overseeing the management of each Fund by one or more subadvisers (each, a “Subadviser”). Harbor Fund, on behalf of each Fund, has entered into separate investment advisory agreements (each, an “Investment Advisory Agreement”) each of which provides that the Adviser shall provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all personnel of Harbor Fund except the fees and expenses of Trustees not affiliated with the Adviser or a Subadviser, office rent and the expenses of providing investment advisory, research and statistical facilities and related clerical expenses.

   Factors considered by the Independent Trustees in Approving the Investment Advisory Agreements. The Investment Company Act requires that the Investment Advisory Agreements be approved by the Board of Trustees and also by a majority of the Disinterested Trustees voting separately and by shareholders of each respective Fund. At a meeting held on February 21, 2003, the Board of Trustees, including all of the Disinterested Trustees voting separately in person, determined that the terms of each Investment Advisory Agreement were fair and reasonable and approved each Investment Advisory Agreement as being in the best interests of the respective Fund. In evaluating the Investment Advisory Agreements, the Trustees reviewed materials furnished by the Adviser and Subadvisers, including information about their respective affiliates, personnel, and operations. The Trustees also discussed with representatives of the Adviser, the Funds’ operations, the Adviser’s ability to provide advisory and other services to the Funds, and the Adviser’s diligence to identify and recommend the Subadvisers for the Funds. The Trustees also reviewed, among other things:

•	the fees charged by the Adviser and Subadvisers for investment advisory and subadvisory services, respectively, as well as other compensation received by Harbor Transfer, Inc. and HCA Securities, Inc.;

•	the experience of the investment advisory and subadvisory personnel providing services to the Funds;

•	the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers as well as the investment performance of unmanaged securities indices; and

•	the profitability to the Adviser of managing the Funds.

   The Trustees considered the following as relevant to their determination: (1) the favorable history, reputation, qualification and background of the Adviser and Subadvisers, as well as the qualifications of their personnel; (2) that the fees and expense ratios of the Funds are reasonable given the quality of services expected to be provided and are comparable to the fees and expense ratios of similar investment companies; (3) the performance the respective Funds in comparison unmanaged indices; and (4) other factors that the Trustees deemed relevant. The Trustees deemed each of these factors to be relevant to their consideration of the Funds’ Investment Advisory Agreements.

   In addition, the Trustees noted information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser as well as each Subadviser’s research arrangements with brokers who execute transactions on behalf of the respective Fund.

   In consideration of Harbor Capital Appreciation Fund, the Trustees discussed the Fund’s underperformance in relation to its benchmark for the one, five and ten year periods ended December 31, 2002, taking into consideration current market conditions. In comparison to its peer group of other large cap growth funds as identified by Morningstar, the Harbor Capital Appreciation Fund outperformed some and underperformed some for each of the 1, 3, 5 and 10 year periods ended December 31, 2002.

   In consideration of Harbor Mid Cap Growth Fund, the Trustees discussed the Fund’s underperformance in relation to its benchmark for the one year and since inception periods ended December 31, 2002, taking into consideration current market conditions. In comparison to its peer group of other mid cap growth funds as identified by Morningstar, the Harbor Mid Cap

Growth Fund underperformed a majority of them for the 1 year period ended December 31, 2002 and outperformed each of them for the 3 month period. The Trustees also reviewed the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time.

   In consideration of Harbor Small Cap Growth Fund, the Trustees noted the Fund’s outperformance in relation to its benchmark for the one year and since inception periods ended December 31, 2002, taking into consideration current market conditions. In comparison to its peer group of other small cap growth funds as identified by Morningstar, the Harbor Small Cap Growth Fund outperformed some and underperformed some for each of the 3 month and 1 year periods ended December 31, 2002. The Trustees reviewed the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time.

   In consideration of Harbor Large Cap Value Fund, the Trustees discussed the Fund’s underperformance in relation to its benchmark for the one, five and ten year periods ended December 31, 2002, taking into consideration current market conditions. In comparison to its peer group of other large cap value funds as identified by Morningstar, the Harbor Large Cap Value Fund outperformed some and underperformed some for each of the 1, 3, 5 and 10 year periods ended December 31, 2002.

   In consideration of Harbor Mid Cap Value Fund, the Trustees discussed the Fund’s underperformance in relation to its benchmark since inception as of December 31, 2002, taking into consideration current market conditions. In comparison to its peer group of other mid cap value funds as identified by Morningstar, the Harbor Mid Cap Value Fund outperformed some and underperformed some for the 3 month period ended December 31, 2002. The Trustees also reviewed the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time.

   In consideration of Harbor Small Cap Value Fund, the Trustees noted the Fund’s outperformance in relation to its benchmark for the one year and since inception periods ended December 31, 2002, taking into consideration current market conditions. In comparison to its peer group of other small cap value funds as identified by Morningstar, the Harbor Small Cap Value Fund outperformed some and underperformed some for the 1 year period ended December 31, 2002 and outperformed each of them for the 3 month period. The Trustees reviewed the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time.

   In consideration of Harbor International Fund, the Trustees reviewed the extent to which the Adviser had been waiving a portion of its management fees and acknowledged that effective April 1, 2002, the Adviser had contractually lowered it management fee to 0.75%. The Trustees noted the Fund’s outperformance in relation to its benchmark for the one, five and ten year periods ended December 31, 2002, taking into consideration current market conditions. In comparison to its peer group of other international large cap value funds as identified by Morningstar, the Harbor International Fund outperformed some and underperformed some for each of the 1, 3, 5 and 10 year periods ended December 31, 2002.

   In consideration of Harbor International Growth Fund, the Trustees discussed the Fund’s underperformance in relation to its benchmark for the one and five periods ended December 31, 2002, taking into consideration current market conditions. The Trustees also noted that the Fund had outperformed its benchmark since inception as of December 31, 2002. In comparison to its peer group of other international large cap growth funds as identified by Morningstar, the Harbor International Growth Fund underperformed a majority of them for each of the 1, 3, and 5 year periods ended December 31, 2002.

   In consideration of Harbor High-Yield Bond Fund, the Trustees reviewed the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees reviewed the historical performance record of the Subadviser in managing comparable high-yield bond accounts that employ the Subadviser’s investment style. The Trustee acknowledged that the total expense ratio for the Fund was well above the average due to it being a new fund.

   In consideration of Harbor Bond Fund, the Trustees reviewed the extent to which the Adviser was waiving a portion of its management fee and acknowledged that the fee waiver could be discontinued at any time. The Trustees also acknowledged that effective March 1, 2002, the Adviser had contractually lowered it management fee to 0.50%. The Trustees noted the Fund’s outperformance in relation to its benchmark for the one, five and ten year periods ended December 31, 2002, taking into consideration current market conditions. In comparison to its peer group of other intermediate, high-quality, fixed income funds as identified by Morningstar, the Harbor Bond Fund outperformed all of them for each of the 1 and 10 year periods ended December 31, 2002 and outperformed a majority of them for the 3 and 5 year periods.

   In consideration of Harbor Short Duration Fund, the Trustees reviewed the extent to which the Adviser was waiving a portion of its management fee and acknowledged that the fee waiver could be discontinued at any time. The Trustees also acknowledged that effective March 1, 2002, the Adviser had contractually lowered it management fee to 0.30%. The Trustees noted the Fund’s outperformance in relation to its benchmark for the one, five and ten year periods ended December 31, 2002, taking into consideration current market conditions. In comparison to its peer group of other short-term, high-quality fixed income funds as identified by Morningstar, the Harbor Short Duration Fund outperformed some and underperformed some for each of the 1, 3, 5 and 10 year periods ended December 31, 2002.

   In consideration of Harbor Money Market Fund, the Trustees reviewed the extent to which the Adviser was waiving a portion of its management fee and acknowledged that the fee waiver could be discontinued at any time. The Trustees discussed the Fund’s underperformance in relation to its benchmark for the one and ten year periods ended December 31, 2002, taking into consideration current market conditions. The Trustees also noted that the Fund had outperformed its benchmark for the 5 year period ended December 31, 2002.

   Each Investment Advisory Agreement and Subadvisory Contract remains in effect initially for a two year term and continues in effect thereafter only if such continuance is specifically approved at least annually in the manner prescribed in the Investment Company Act and the rules and regulations thereunder, subject however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The Investment Advisory Agreements and Subadvisory Contracts provide that the Adviser and Subadvisers shall not be liable to a Fund (or the Adviser, in the case of the Subadvisory Contracts) for any error of judgment by the Adviser or Subadviser or for any loss sustained by the Fund except in the case of the Adviser’s or Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Investment Advisory Agreement and Subadvisory Contract also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days’ or less written notice. The Adviser has authorized each of its directors, officers and employees who has been elected or appointed as a Trustee or officer of Harbor Fund to serve in the capacities in which he/she has been elected or appointed. No person other than the Adviser, the Subadvisers and their respective directors and employees regularly furnishes advice to the Funds with respect to the desirability of a Fund’s investing in, purchasing or selling securities.

   For its services, each Fund pays the Adviser an advisory fee which is a stated percentage of the Fund’s average annual net assets. The table below sets forth for each Fund the advisory fee rate, the fees paid to the adviser for the past three fiscal years and the effect of any expense limitation in effect for the past three fiscal years which reduced the advisory fee paid.

		Advisory Fee Paid for Year Ended
		October 31
	Current
	Advisory Fee
	% of Average	($ in Thousands)
	Annual Net Assets	2003		2002		2001

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	$32,436		$36,384		$43,124
Harbor Mid Cap Growth Fund	0.75	105		81		67
(Credit due to expense limitation)		(28)		(33)		(18)
Harbor Small Cap Growth Fund	0.75	2,556		387		73
(Credit due to expense limitation)		—		(36)		(20)
Harbor Large Cap Value Fund	0.60	1,022		932		804
Harbor Mid Cap Value Fund	0.75	46		19	[a]	N/A [b]
(Credit due to expense limitation)		(12)		(48	) [a]
Harbor Small Cap Value Fund	0.75	444		47	[c]	N/A [d]
(Credit due to expense limitation)		(120)		(56	) [c]
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	31,242		29,045		37,347
(Credit due to expense limitation)		—		(708)		(2,576)
Harbor International Growth Fund	0.75	1,702		2,725		5,850
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.70	239	[e]	N/A	[f]	N/A [f]
(Credit due to expense limitation)		(141	) [e]
Harbor Bond Fund	0.50	7,605		6,358		6,252
(Credit due to expense limitation)		(309)		(902)		(1,960)
Harbor Short Duration Fund	0.30	430		408		421
(Credit due to expense limitation)		(143)		(164)		(210)
Harbor Money Market Fund	0.30	427		502		430
(Credit due to expense limitation)		(170)		(200)		(172)

[a]	For the period March 1, 2002 (inception) through October 31, 2002.

[b]	Commenced operations on March 1, 2002.

[c]	For the period December 14, 2001 (inception) through October 31, 2002.

[d]	Commenced operations on December 14, 2001.

[e]	For the period December 1, 2002 (inception) through October 31, 2003.

[f]	Commenced operations on December 1, 2002.

   The Subadvisers. The Adviser has engaged the services of several subadvisers (each, a “Subadviser”) to assist with the portfolio management of each Fund. The Subadvisers are:

Harbor Capital Appreciation Fund

     Jennison Associates LLC

Harbor Mid Cap Growth Fund

     Wall Street Associates

Harbor Small Cap Growth Fund

     Westfield Capital Management Company, LLC

Harbor Large Cap Value Fund

     Armstrong Shaw Associates, Inc.

Harbor Mid Cap Value Fund

     LSV Asset Management

Harbor Small Cap Value Fund

     EARNEST Partners LLC

Harbor International Fund

     Northern Cross Investments Limited

Harbor International Growth Fund

     Marsico Capital Management LLC

Harbor High-Yield Bond Fund

     Shenkman Capital Management, Inc.

Harbor Bond Fund

     Pacific Investment Management Company LLC

Harbor Short Duration Fund

Harbor Money Market Fund
     Fischer Francis Trees & Watts, Inc.

Additional information about the Subadvisers is set forth in the Prospectus.

   The Adviser pays each Subadviser out of its own resources; the Funds have no obligation to pay the Subadvisers. Each Subadviser has entered into a subadvisory agreement (each, a “Subadvisory Contract”) with the Adviser and Harbor Fund, on behalf of each Fund. Each Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund’s assets are held uninvested. Each Subadviser is responsible to bear its own costs of providing services to the respective Fund. Each Subadviser’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets. The fees paid by the Adviser to the Subadviser for the past three years are set forth in the table below.

	Fee Paid by the Adviser to Subadviser
	for Year Ended October 31

	($ in Thousands)
	2003	2002		2001

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$11,587	$13,103		$15,615
Harbor Mid Cap Growth Fund	80	60		50
Harbor Small Cap Growth Fund	1,753	329		73
Harbor Large Cap Value Fund
Armstrong Shaw Associates, Inc.	550	502		47	[c]
DRZ	N/A	N/A		288	[d]
Richards & Tierney	N/A	N/A		83	[d]
Harbor Mid Cap Value Fund[1]
LSV Asset Management	N/A	N/A		N/A
Dalton, Greiner, Hartman, Maher & Co., LLC	31	13	[a]	N/A
Harbor Small Cap Value Fund[2]	324	34	[b]	N/A
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	19,707	18,701		23,678
Harbor International Growth Fund
Marisco Capital Management LLC	N/A	N/A		N/A
Mastholm Asset Management LLC	1,012	1,456		N/A
Jennison Associates LLC	N/A	180		3,729
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund[3]	136	N/A		N/A
Harbor Bond Fund	3,897	2,956		2,351
Harbor Short Duration Fund	159	143		157
Harbor Money Market Fund	157	198		218

[1]	Commenced operations on March 1, 2002.
[2]	Commenced operations on December 14, 2001.
[3]	Commenced operations on December 1, 2002.

[a]	For the period March 1, 2002 through October 31, 2002.

[b]	For the period December 14, 2001 through October 31, 2002.

[c]	For the period September 20, 2001 through October 31, 2001.

[d]	For the period November 1, 2000 through September 19, 2001.

   Other Information. The Adviser is an indirect, wholly-owned subsidiary of Robeco. Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) owns 100% of the shares of Robeco. Robeco is headquartered in Rotterdam, The Netherlands.

   Robeco is active in various areas of investment management. It currently provides investment management services to a large number of segregated accounts and a range of institutional funds as well as to a variety of retail mutual funds, most of which are listed on the major European stock exchanges. Robeco operates primarily outside of the United States, although it currently holds full ownership interests in three U.S. investment advisers and holds a controlling interest in another U.S. investment adviser. These U.S. investment advisers serve as investment advisers to several private investment funds, U.S. registered mutual funds and separate accounts.

   Distributor and Shareholder Servicing Agent. HCA Securities, Inc. (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Trustees. David G. Van Hooser and Constance L. Souders are Directors of the Distributor. Mr. Van Hooser is President of the Distributor and Ms. Souders is Executive Vice President and Treasurer of the Distributor. Karen B. Wasil is Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly owned subsidiary of the Adviser.

   Harbor Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Fund’s behalf. Harbor Fund is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker’s authorized designee, receives the order prior to the close of regular trading on the New York Stock Exchange. Shareholders’ orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker’s authorized designee.

   Harbor Transfer, Inc. (the “Shareholder Servicing Agent”) acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 10048, Toledo, Ohio 43699-0048. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. David G. Van Hooser and Constance L. Souders are Directors of the Shareholder Servicing Agent. Constance L. Souders is President and Karen B. Wasil is Secretary of the Shareholder Servicing Agent. The Shareholder Servicing Agreement has been approved by the Trustees of the Fund and provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees

Institutional Class	0.0525% of the average daily net assets of all Institutional Class shares.
Retirement Class	0.0525% of the average daily net assets of all Retirement Class shares.
Investor Class	0.2325% of the average daily net assets of all Investor Class shares.

   The Shareholder Servicing Agent pays fees to unaffiliated intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through omnibus accounts that are maintained by the intermediary. These include participants in employee benefit or retirement plans and shareholders who invest through financial intermediaries. These fees may consist of per fund or per sub-account charges which are assessed on a periodic basis (i.e., per year) and/or an asset based fee which is determined based upon the value of the assets maintained by the intermediary. These fees are paid by the Shareholder Servicing Agent out of the transfer agent fees received by the Shareholder Servicing Agent, and are not separately paid by the Funds. The unaffiliated intermediaries that may be compensated by the Shareholder Servicing Agent include employee benefit plan and retirement plan administrators, broker-dealers, banks, trust companies and other financial institutions which maintain omnibus accounts with the funds.

Distribution Plans

    The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Retirement Class shares and Investor Class shares (collectively the “Plans”). Each Fund, pursuant to the Plans, pays HCA Securities compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares and of Investor Class shares.

   All of the Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor

Class shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

   Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of each Fund. The Plans do not obligate the Funds to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the Plans. Thus, even if HCA Securities’ actual expenses exceed the fee payable to HCA Securities at any given time, the Funds will not be obligated to pay more than that fee. If HCA Securities’ expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.

Actual Fees Paid to HCA Securities Pursuant to the Distribution Plans

   The actual fees paid by the Funds pursuant to the Plans during the year ended October 31, 2003, were as follows:

	Retirement	Investor
	Class	Class

DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$194	$36,544
Harbor Mid Cap Growth Fund	4	149
Harbor Small Cap Growth Fund	2,773	15,210
Harbor Large Cap Value Fund	3	6,451
Harbor Mid Cap Value Fund	0	43
Harbor Small Cap Value Fund	3	832
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	6,346	43,751
Harbor International Growth Fund	0	331
FIXED-INCOME FUNDS
Harbor High-Yield Bond Fund	9	1,465
Harbor Bond Fund	10,977	N/A
Harbor Short Duration Fund	10	N/A
Harbor Money Market Fund	0	N/A

   HCA Securities may from time to time waive or reduce any portion of its 12b-1 fee for Retirement Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, HCA Securities will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

   Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from HCA Securities pursuant to the respective Plans.

   Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Retirement Class shares and Investor Class shares, respectively. Expense incurred by HCA Securities under the Plans may not be carried forward for reimbursement by the Retirement Class shares or Investor Class shares of a Fund beyond 12 months from the date such expenses were incurred.

   Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. (“NASD”).

   As required by Rule 12b-1, the Plans and related forms of shareholder service agreements were approved by the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Rule 12b-1 Trustees”). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

   The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

   Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

   Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

   Code of Ethics. Harbor Fund, the Adviser, the Distributor and each Subadviser have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees (“Access Persons”) who have access to information concerning portfolio securities transactions of Harbor Fund from using that information for their personal benefit or to the disadvantage of Harbor Fund. These codes of ethics are also designed to prevent both Access Persons and all employees of the Adviser from profiting from short-term trading in shares of any Harbor Fund (except Harbor Short Duration Fund and Harbor Money Market Fund which are not subject to the same short-term trading restrictions). The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by Harbor Fund, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics are on public file with and are available from the Securities and Exchange Commission.

   Because each Subadviser is an entity not otherwise affiliated with Harbor Fund or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser’s personnel to each Subadviser. Each Subadviser provides Harbor Fund’s Board of Trustees with a quarterly certification of the Subadviser’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code.

PROXY VOTING

    The Board of Trustees of Harbor Fund has adopted proxy voting policies and procedures which delegate to the Adviser the authority to vote proxies of companies held in a Fund’s portfolio. When voting proxies on behalf of the Funds, the Adviser applies its own proxy voting policies and procedures and voting guidelines to determine how the votes should be cast. These policies, procedures and guidelines have been reviewed by the Board of Trustees of Harbor Fund.

   As an investment adviser, the Adviser recognizes that it is a fiduciary which owes its clients, including the Harbor funds, a duty of utmost good faith and full and fair disclosure of all material facts. The Adviser also recognizes that it owes its clients a duty of loyalty which requires the Adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the Adviser from subrogating the clients’ interests to its own. In addition, when the Adviser votes proxies on behalf of a Fund, it must do so in a manner consistent with the best interests of the Fund and its shareholders.

   The Adviser has established a committee (the “Proxy Voting Committee”) which is responsible for creating and maintaining detailed proxy voting guidelines which set forth the Adviser’s position on various common proxy voting matters (the “Proxy Voting Guidelines”). The Proxy Voting Committee has developed the Proxy Voting Guidelines based on internal and external research and recommendations provided by Institutional Shareholder Services, an independent proxy voting agent (“ISS”). The Proxy Voting Committee is also responsible for voting proxies on behalf of the Funds generally in accordance with the pre-determined Proxy Voting Guidelines.

   The Adviser has engaged ISS as proxy voting agent to review, categorize and analyze each proxy received by a Fund and apply the Proxy Voting Guidelines to determine how the proxy should be voted. Upon receipt of ISS’s voting analysis, the Proxy Voting Committee will determine whether the proxy should be voted in accordance with the Proxy Voting Guidelines or whether the particular circumstances warrant deviation from the Proxy Voting Guidelines. If the Proxy Voting Committee decides to deviate from the Proxy Voting Guidelines, the Proxy Voting Committee is required to document the rationale for its vote. The Adviser is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in a manner which is inconsistent with the Proxy Voting Guidelines.

   The Adviser seeks to avoid material conflicts of interest by applying the Proxy Voting Guidelines in an objective and consistent manner across all Funds through ISS as proxy voting agent. Application of Proxy Voting Guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Proxy Voting Committee using recommendations from ISS, an independent third party. However, for proxy votes which are inconsistent with the Proxy Voting Guidelines, the Proxy Voting Committee will review all such proxy votes in order to determine whether the voting rationale appears reasonable. The Proxy Voting Committee also assesses whether any business or other relationships between the Adviser and its affiliates and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred by the Proxy Voting Committee to the Board of Directors of the Adviser for immediate resolution.

   As noted above, the Proxy Voting Guidelines have been established by the Proxy Voting Committee to cover a wide range of common proxy voting matters. The following is a summary of some of the more significant of these guidelines:

   Anti-takeover and Corporate Governance Issues. The Adviser generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, the Adviser will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

   Social and Corporate Responsibility Issues. The Adviser generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

-	corporate environmental practices;

-	board diversity;

-	employment practices and employment opportunity;

-	military, nuclear power and related energy issues;

-	tobacco, alcohol, infant formula and safety in advertising practices;

-	economic conversion and diversification;

-	international labor practices and operating policies;

-	genetically-modified foods;

-	animal rights; and

-	political contributions/activities and charitable contributions.

   Global Portfolio Companies. The Adviser applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets.

   Votes Against Company Management. If the Adviser believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, the Adviser may elect to vote contrary to management.

   Shareblocking. Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. The Adviser’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

   Securities on Loan. The Funds may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the lending agent in advance of the voting deadline. The Adviser’s policy is generally not to vote securities on loan unless the Proxy Voting Committee has knowledge of a material voting event that could affect the value of the loaned securities. When this occurs, the Proxy Voting Committee has the discretion to instruct the lending agent to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

PORTFOLIO TRANSACTIONS

    The Subadvisers are responsible for making specific decisions to buy and sell securities for the respective Funds that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.

   Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

   The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser and each Subadviser attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

   Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or a Subadviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser or the Subadviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser or the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s or Subadviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

   Although commissions paid on every transaction will, in the judgment of the Adviser or the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser’s or Subadviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

   Research provided by brokers is used for the benefit of all of the clients of the Adviser or a Subadviser and not solely or necessarily for the benefit of the Funds. The Adviser’s and each Subadviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser or a Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

   In certain instances there may be securities which are suitable for a Fund’s portfolio as well as for that of another Fund or one or more of the other clients of the Adviser or a Subadviser. Investment decisions for a Fund and for the Adviser’s or Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Fund believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

   The investment advisory fee that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser’s or Subadviser’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or a Subadviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or a Subadviser in carrying out its obligations to the Funds.

   The Funds did not engage in any transactions through affiliated brokers during the past three fiscal years.

   For the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, each of the following Funds paid brokerage commissions as follows ($ in thousands):

	Total Brokerage
	Commissions Paid			Total Brokerage Commissions Paid
				to Brokers Who Provided Research
	2003	2002	2001	Year ended 10/31/2003

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$10,322	$14,023	$12,515	$2,142
Harbor Mid Cap Growth Fund	68	22	19	18
Harbor Small Cap Growth Fund	1,745	302	24	158
Harbor Large Cap Value Fund	118	204	424	31
Harbor Mid Cap Value Fund[a]	20	15	N/A	14
Harbor Small Cap Value Fund[b]	218	20	N/A	176
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	5,008	2,234	2,272	5,008
Harbor International Growth Fund	2,210	5,177	2,969	-0-
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund[c]	-0-	N/A	N/A	-0-
Harbor Bond Fund	270	216	279	-0-
Harbor Short Duration Fund	4	2	24	-0-
Harbor Money Market Fund	-0-	-0-	-0-	-0-

[a]	Commenced operations on March 1, 2002.

[b]	Commenced operations on December 14, 2001.

[c]	Commenced operations on December 1, 2002.

Securities Issued by Regular Broker-Dealers

   During the fiscal year ended October 31, 2003, Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund and Harbor International Fund purchased securities issued by the following regular broker-dealers of Harbor Fund, which had the following values as of October 31, 2003:

	Capital	Large Cap
Broker-Dealer	Appreciation	Value	International

Goldman Sachs & Co.	$121,281	$—	$—
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$115,298	$4,937	$—
Citigroup Global Markets Inc.	$166,595	$7,694	$—
UBS Securities LLC	$—	$—	$58,498
Credit Suisse First Boston LLC	$—	$—	$47,488

NET ASSET VALUE

    The net asset value per share of each class of each Fund is determined by the Funds’ Custodian after the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. If the Exchange closes early, determination of net asset value will be accelerated to that time. The New York Stock Exchange is generally closed on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Portfolio securities of each Fund, except Harbor Money Market Fund, are valued as follows: (a) stocks which are traded on any U.S. stock exchange or the National Association of Securities Dealers NASDAQ System (“NASDAQ”) are valued at the last sale price on that exchange or at the NASDAQ Official Closing Price, if no sale occurs, at the mean between the closing bid and closing asked price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and the asked prices; (c) securities listed or traded on foreign exchanges (including foreign exchanges whose operations are similar to the U.S. over-the-counter market) are valued at the last sale price on that exchange on the valuation day or, if no sale occurs, at the official bid price (both the last sale price and the official bid price are determined as of the close of the London Stock Exchange); (d) debt securities are valued at prices supplied by a pricing agent selected by the Adviser or Subadviser, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser or Subadviser to be representative of market values at the close of business of the New York Stock Exchange; (e) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (f) forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers; and (g) all other securities and other assets, including securities for which market prices are not available or, when available, are not deemed to be reliable as may be the case from time to time with foreign securities, and including securities, such as debt securities, for which prices are supplied by a pricing agent but are not deemed by the Adviser or Subadviser to be representative of market values, or for which prices are not available, are valued at fair value as determined in accordance with fair valuation procedures adopted by the Trustees. The procedures provide that an independent pricing service may be used in determining the fair value of the security. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method.

   Portfolio securities of Harbor Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Harbor Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of Harbor Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Harbor Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Harbor Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of Harbor Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in Harbor Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

   Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the New York Stock Exchange (NYSE) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures adopted by the Trustees, in place of closing market prices to calculate their net asset values if the Fund believes that events between the close of the foreign market and the close of regular trading on the NYSE would materially affect the value of some or all of a particular Fund’s securities. In the case of the Funds which invest in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined and that these price differences may have an affect on the net asset value, particularly for the international Funds. As a result, at least some of the international Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any day the international Funds calculate their net asset values.

   The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Fund. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

TAX INFORMATION

    Each Fund is treated as a separate taxpayer for federal income tax purposes.

   Each Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% income test”) and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

   If a Fund qualifies as a regulated investment company and distributes to is shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

   Each Fund will be subject to a 4% nondeductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

   A Fund’s dividends and distributions will be paid net of any taxes required to be withheld under the Code, including “backup” and “nonresident alien” withholding taxes. Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid by the Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. For U.S. federal income tax purposes, distributions of certain net foreign currency gains and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions of net capital gain that are designated by a Fund as capital gain dividends (after taking into account any capital loss carryforwards) will be taxable as long-term capital gains (generally taxable for noncorporate shareholders at a maximum rate of 15%, or in rare cases 25%, depending upon the source), regardless of how long the shareholders have held their shares. In general, dividends from net investment income will be taxable either as ordinary income or, if so designated by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

   Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11) of the Code from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. A foreign corporation generally is treated as a qualified foreign corporation of it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends from foreign investment companies, foreign investment companies and passive foreign investment companies, however, will not qualify for the maximum 15% U.S. federal income tax rate.

   A dividend paid by the Fund to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 120 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

   Distributions from net investment income of Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Growth Fund and Harbor Small Cap Value Fund may qualify in part for a 70% dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required. Amounts eligible for the dividends received deduction may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax.

   If any Fund that is permitted to acquire stock of foreign corporations acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. Because any credit or deduction for this tax could not be passed through to such Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. An election may generally be available to these Funds that would ameliorate these adverse tax consequences. However, such an election could also require these Funds to recognize income (which would have to be distributed to the Funds’ shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

   The federal income tax rules applicable to certain investments or transactions within each Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.

   Certain Funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.

   Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs.

   A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may therefore need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.

   Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and proceeds from the redemption or exchange of shares (other than the redemption or exchange of shares of the Harbor Money Market Fund) if such numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the Internal Revenue Service or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments. Amounts treated as ordinary dividends to non-U.S. persons (including foreign entities) may be subject to nonresident alien withholding tax at a rate of up to 30%, and certain other payments to such persons may be subject to backup withholding at a 28% rate.

   Provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax. As regulated investment companies, the Funds will also be exempt from the Ohio corporation franchise tax and the Ohio tax on dealers in intangibles, although certain reporting requirements, which have been waived in the past, may in the future have to be satisfied as a prerequisite for this Ohio tax exemption.

   Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for participants.

   At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

   Redemptions and exchanges may be taxable events for shareholders. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

   All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales in the event of other investments in such Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

   Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

   Each of Harbor International Fund and Harbor International Growth Fund may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Certain Funds may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Other Funds may also be subject to foreign taxes with respect to their foreign investments but generally will not be eligible to make this election. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses. Investment by any Fund in zero coupon, stripped or certain other securities with original issue discount or market discount could require the Fund to liquidate investments under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash to satisfy distribution requirements.

   At October 31, 2003, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:

	2004	2005	2006	2007	2008	2009	2010	2011	Total

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$—	$—	$—	$—	$1,535,346	$1,302,009	$393,182	$3,230,537
Harbor Mid Cap Growth Fund	—	—	—	—	—	2,096	2,872	321	5,289
Harbor Small Cap Growth Fund*	—	—	—	—	—	—	75,965	—	75,965
Harbor Large Cap Value Fund	—	—	—	—	—	12,600	10,638	2,900	26,138
Harbor Mid Cap Value Fund	—	—	—	—	—	—	292	268	560
Harbor Small Cap Value Fund	—	—	—	—	—	—	22	219	241
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Growth Fund	—	—	—	—	—	370,102	182,988	—	553,090
HARBOR FIXED INCOME FUND
Harbor Short Duration Fund	2,216	—	2,222	1,654	—	—	—	655	6,747

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

   The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. The discussion does not address special tax rules which may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Funds may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of the Fund in their particular circumstances.

ORGANIZATION AND CAPITALIZATION

    General. Harbor Fund is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware business trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the

SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.

   Unless otherwise required by the Investment Company Act or the Agreement and Declaration of Trust (the “Declaration of Trust”), Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

   Shareholder and Trustee Liability. Harbor is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Harbor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by Harbor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that Harbor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Harbor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

25% or Greater Ownership

   The following table identifies those investors who own 25% or more of each Fund’s shares (all share classes taken together) as of February 2, 2004, and are therefore presumed to control the respective Fund:

	Mid Cap	Small Cap	International	High-Yield	Short
Name of Owner	Growth	Value	Growth	Bond	Duration

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	—	—	28%	—	—
National Financial Service Corp FBO Exclusively Our Customers P.O. Box 3908 Church Street Station New York, NY 10008-3908	27%	—	—	—	—
State Street Bank & Trust Co TTEE Harbor Capital Group Trust One Enterprise Drive W5C North Quincy, MA 02171	—	—	—	47%	46%
Wachovia Bank Portfolio Strategies Cash 1525 West Wt Harris Blvd Charlotte, NC 28288-1151	—	33%	—	—	—

5% or Greater Ownership of Share Class

   The following table identifies those investors who beneficially own 5% or more of the voting securities of each Fund’s shares as of February 2, 2004. Except as noted, the address of each such beneficial owner is One SeaGate, Toledo, Ohio 43666.

HARBOR DOMESTIC EQUITY FUNDS—INSTITUTIONAL CLASS

	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
Name of Owner	Appreciation	Growth	Growth	Value	Value	Value

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	19%	13%	9%	11%	7%	8%
Fifth Third Bank FBO Meijer Foundation P.O. Box 3385 Cincinnati, OH 45263	—	16%	—	—	—	—
Harbor Capital Advisors, Inc.	—	—	—	—	25%	—
JP Morgan Chase Bank Trste for United Benefits Group’s Co-op Retire TR 522 Fifth New York, NY 10036	—	—	—	—	—	5%
National City Bank P.O. Box 94984 Cleveland, OH 44101-4984 Tau Beta Pi Assoc, Inc. TR				—	9%
HCR — Master Account	—	—	—	6%	—	—
National Financial Service Corp FBO Exclusively Our Customers P.O. Box 3908 Church Street Station New York, NY 10008-3908	13%	28%	—	—	—	—
State Street Bank & Trust Co. TRSTE For Owens-Illinois 401(k) 1 Heritage P25 Joseph Palmer Quincy, MA 02171	—	12%	5%	16%	19%	—
State Street Bank & Trust Co 3M Voluntary Investment Plan Tr Trst Specialized Trust Services 105 Rosemont Avenue Westwood, MA 02090-2318	6%	—	—	—	—	—
State Street Bank & Trust Co Trustee for Kimble Glass One Enterprise Drive W3A North Quincy, MA 02171	—	—	—	—	7%	—
Wachovia Bank 1525 West Wt Harris Blvd Charlotte, NC 28288-1151 Portfolio Strategies Cash	—	—	—	—	—	34%
Portfolio Strategies Reinvest	—	—	—	—	—	9%
Portfolio Omnibus Cash	—	—	6%	—	—	—
Omnibus Cash Reinvest	—	—	—	—	—	14%

HARBOR DOMESTIC EQUITY FUNDS—RETIREMENT CLASS

	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
Name of Owner	Appreciation	Growth	Growth	Value	Value	Value

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	—	—	—	91%	—	—
Fiserv Securities, Inc. 2005 Market Suite 1200 One Commerce Square Philadelphia, PA 19103	—	99%	—	5%	—	—
FTC & Co. Datalynx P.O. Box 173736 Denver, CO 80217-3736	19%	—	—	—	—	—
Harbor Capital Advisors, Inc.	—	—	—	—	14%	—
Harbor Transfer, Inc.	—	—	—	—	14%	—
Hartland & Co. 401(k) Retirement Plan 600 Superior Avenue 10th Floor Cleveland, OH 44114	—	—	—	—	—	96%
Katharine Rockman DDS Inc. 401(k) Plan c/o Keystone Financial Planning Inc. FBO Frances R. Chiancone, Employee 7261 Engle Road Suite 308 Cleveland, OH 44130	—	—	—	—	72%	—
Putnam Fiduciary Trust Co. FBO Kinder Morgan Savings Plan Investors Way Norwood, MA 02062	—	—	100%	—	—	—
Reliance Trust Company FBO Oaklaun 403b Plan P.O. Box 48529 Atlanta, GA 30362	10%	—	—	—	—	—
Vanguard Fiduciary Trust Co. P.O. Box 2600 VM 613 Valley Forge, PA 19482	70%	—	—	—	—	—

HARBOR DOMESTIC EQUITY FUNDS—INVESTOR CLASS

	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
Name of Owner	Appreciation	Growth	Growth	Value	Value	Value

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	27%	18%	61%	6%	—	21%
JP Morgan American Century RPS P.O. Box 419784 Kansas City, MO 64141 For Libbey Inc. Retirement Savings Plan	9%	—	—	30%	—	—
For Libbey Inc. Supplemental Retirement Savings Plan	—	—	—	10%	—	—
Mary Beth Holzberger P.O. Box 1003 Fontana, CA 92334-1003	—	7%	—	—	—	—

HARBOR DOMESTIC EQUITY FUNDS—INVESTOR CLASS

	Capital	Mid Cap	Small Cap	Large Cap	Mid Cap	Small Cap
Name of Owner	Appreciation	Growth	Growth	Value	Value	Value

National Financial Service Corp. FBO Exclusively Our Customers P.O. Box 3908 Church Street Station New York, NY 10008-3908	7%	—	—	12%	—	—
National Investor Services Corp For Exclusive Benefit of Shareholders 55 Water Street — 32nd Floor New York, NY 10041-3299	10%	—	—	—	—	—
Prudential Securities, Inc. Special Custody AC FBO Customers 1 New York Plaza New York, NY 10292	—	—	10%	—	—	42%
Reliance Trust Company FBO Kimble Glass, Inc. Savings Program P.O. Box 48529 Atlanta, GA 30362	12%	31%	21%	39%	84%	—

HARBOR INTERNATIONAL EQUITY FUNDS—INSTITUTIONAL CLASS

Name of Owner	International	International Growth

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	21%	29%
Ithaca College 200 Job Hall Ithaca, NY 14850-7030	—	6%
National Financial Service Corp FBO Exclusively Our Customers P.O. Box 3908 Church Street Station New York, NY 10008-3908	8%	—
Northern Trust Co. FBO Macalester College P.O. Box 82856 Chicago, IL 60675	—	6%
Northern Trust Co. Mathile Family Foundation Trust P.O. Box 92956 Chicago, IL 60675	—	10%

HARBOR INTERNATIONAL EQUITY FUNDS—RETIREMENT CLASS

Name of Owner	International	International Growth

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	34%	—
FNB Nominee Co. C/O First Commonwealth Trust Company 614 Philadelphia Indiana, PA 15701	21%	—
Mitra & Co. 1000 Water Milwaukee, WI 53202	21%	—
National Financial Service Corp. FBO Exclusively Our Customers P.O. Box 3908 Church Street Station New York, NY 10008-3908	6%	—
Nesenoff & Miltenberg 363 Seventh 5th Floor New York, NY 10001	—	100%

HARBOR INTERNATIONAL EQUITY FUNDS—INVESTOR CLASS

Name of Owner	International	International Growth

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	23%	12%
IMS & Co. For the Exclusive Benefit of Customers P.O. Box 3865 Englewood, CO 80155	15%	—
JP Morgan American Century RPS For Libbey Inc. Retirement Savings Plan P.O. Box 419784 Kansas City, MO 64141	6%	—
National Investor Services Corp For Exclusive Benefit of Shareholders 55 Water Street — 32nd Floor New York, NY 10041-3299	7%	—
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	—	6%
Reliance Trust Company FBO Kimble Glass, Inc. Savings Program P.O. Box 48529 Atlanta, GA 30362	6%	61%

HARBOR FIXED INCOME FUNDS—INSTITUTIONAL CLASS

	High-Yield		Short	Money
Name of Owner	Bond	Bond	Duration	Market

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	—	20%	7%	—
The Denver Art Museum DBA Denver FCH Charitable Foundations 1560 Broadway Suite 2200 Denver, CO 80202	8%	—	—	—
Harbor Transfer, Inc.	—	—	—	8%
Harbor Capital Group Trust	49%	—	47%	—
Joseph H. Lemieux	—	—	—	8%
Frederic C. Hamilton 1560 Broadway Suite 2200 Denver, CO 80202	12%	—	—	—
National Financial Service Corp FBO Exclusively Our Customers P.O. Box 3908 Church Street Station New York, NY 10008-3908	—	15%	8%	—
State Street Bank & Trust Co. TRSTE For Owens-Illinois 401(k) 1 Heritage P25 Joseph Palmer Quincy, MA 02171	—	—	6%	24%
Standard Insurance Co. P.O. Box 711 Portland, OR 97207-0711	—	6%	—	—

HARBOR FIXED INCOME FUNDS—RETIREMENT CLASS

	High-Yield		Short	Money
Name of Owner	Bond	Bond	Duration	Market

Chicago Trust Co. FBO Stetson and Company 161 Clark 10th Floor Chicago, IL 60601	—	10%	—	—
Harbor Capital Advisors, Inc.	16%
Harbor Transfer, Inc.	16%	—	—	—
JP Morgan American Century RPS P.O. Box 419784 Kansas City, MO 64141 For Libbey Inc. Retirement Savings Plan	—	34%	—	—
For Libbey Inc. Supplemental Retirement Savings Plan	—	12%	—	—

HARBOR FIXED INCOME FUNDS—RETIREMENT CLASS

	High-Yield		Short	Money
Name of Owner	Bond	Bond	Duration	Market

Katharine Rockman DDS Inc. 401(k) Plan c/o Keystone Financial Planning Inc. FBO Frances R. Chiancone, Employee 7261 Engle Road Suite 308 Cleveland, OH 44130	68%	—	—	—
Lawrence R. Beebe, TRSTE John A. Reddersen, TRSTE John A. Merchant, TRSTE 7315 Wisconsin Avenue Suite 200W Bethesda, MD 20814	—	8%	—	—
Reliance Trust Company FBO Kimble Glass, Inc. Savings Program P.O. Box 48529 Atlanta, GA 30362	—	30%	94%	100%

HARBOR FIXED INCOME FUNDS—INVESTOR CLASS

High-Yield
Name of Owner	Bond

Charles Schwab & Co Inc Special Custody Acct for Exclusive Benefit of Cust Reinvest Acct 101 Montgomery San Francisco, CA 94101-4122	69%
Davidian & Susan Ouyang Trust Davidian Ouyang & Susan Ouyang TRSTE 1305 Rodeo Arcadia, CA 91006	6%

CUSTODIAN

    State Street Bank and Trust Company has been retained to act as Custodian of the Funds’ assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian’s mailing address is 225 Franklin Street, Boston, MA 02110.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

    Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Harbor Fund’s independent auditors, providing audit services, including review and consultation in connection with various filings by Harbor Fund with the SEC and tax authorities for the fiscal years ended October 31, 2003, October 31, 2002, October 31, 2001 and October 31, 2000. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, had served as Harbor Fund’s independent auditors for prior periods. The audited financial statements of Harbor Fund incorporated by reference in this Statement of Additional Information have been so incorporated in reliance upon the reports of the independent auditors and previous independent auditors, given on their authority as experts in auditing and accounting.

   The audited financial statements of Harbor Fund together with the notes to the financial statements, all of which are included in the annual report to shareholders dated October 31, 2003 are hereby incorporated by reference into this Statement of Additional Information.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc.

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   Moody’s ratings for state and municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

   MIG-1—Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG-2—Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor’s Corporation

   AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

   AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   CCC: Bonds rated CCC are extremely vulnerable to losses from credit defaults.

   The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

   Dual Rating Definitions: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1’). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

   Municipal notes issued since July 29, 1984 are rated “SP-1,” “SP-2,” and “SP-3.” The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

Fitch Ratings

(Harbor Money Market Fund only)

   AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA’. Fitch applies plus (“+”) and minus (“-”) modifiers in the AA category to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA-.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

   P-1: Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation “Prime-1” or “P-1” indicates the highest quality repayment capacity of the rated issue.

Standard & Poor’s Corporation

   A-1: Standard & Poor’s Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

Fitch Ratings

(Harbor Money Market Fund only)

   F1: Commercial paper and certificates of deposit rated F1 are considered to be of the highest credit quality and indicates the strongest capacity for timely payment of financial commitments. A “+” may be added to denote an exceptionally strong credit feature.

One SeaGate

Toledo, Ohio 43666
1-800-422-1050
www.harborfund.com

12/2004/150
recycled paper